EXHIBIT 10.21



                     MODIFICATION AGREEMENT

     THIS MODIFICATION AGREEMENT made and entered into this 31st day of May 1995 to be effective as of the first day of May 1, 1995 by and between UNION PLANTERS NATIONAL BANK, a national banking association with its principal offices in Memphis, Tennessee ("Lender") and FRED'S, INC., a Tennessee corporation having its offices at 4300 New Getwell Road, Memphis, Tennessee 38118 (referred to herein as "Borrower").

                           WITNESSETH:

     WHEREAS, Borrower is indebted to Lender for Advances made to Borrower pursuant to a Revolving Loan made pursuant to that certain Revolving Loan and Credit Agreement dated May 15, 1992 (herein the "Agreement") providing for advances up to a maximum amount of $12,000,000.00 (the "Commitment"); and,

     WHEREAS, Borrower has requested and Lender has agreed to modify and extend the terms of the Revolving Loan.

     NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   The Agreement is amended and modified as follows:

          a. Section 3.3 is deleted and replaced by the following:

                    3.3  Financial Conditions.  The consolidated
               financial statements of Borrower for the fiscal year ending January 28, 1995 as audited by Price Waterhouse including any related information heretofore furnished to Lender (collectively hereinafter the "Financial Statements"), are true, correct and complete and fairly present the financial condition of the Borrower as of the date of such statements. Other than as reflected on such Financial Statements, Borrower has no direct or contingent obligations or liabilities which are or would be material to the financial condition of the Borrower, nor any material unrealized or unanticipated losses from any commitment of the Borrower. All such Financial Statements furnished to Lender have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. Since January 28, 1995 there has been no material adverse change in the business or assets, or in the condition or prospects, financial or otherwise, of the Borrower from that set forth in said Financial Statements.

          b.   Section 3.4 is amended by adding the following:
          Except as heretofore disclosed to Lender, there are no suits or proceedings pending, or to the knowledge of the Borrower, threatened, before any court or by or before any governmental or regulatory authority, commission, bureau or agency or public regulatory body against or affecting the Borrower which, if adversely determined might have a material adverse effect on the financial condition or business of Borrower.

          c. Section 3.15 is amended by adding the following: No financial statement or other written document furnished to Lender by Borrower in connection with the Loan contains any untrue statement of a material fact or omits a material fact necessary to make the information contained therein not misleading. There is no fact that the Borrower has not disclosed to Lender in writing that materially adversely affects or, so far as Borrower knows or can now foresee, will materially adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of Borrower or the ability of the Borrower to perform the Agreement or pay the Note.

          d. Section 4.3 is deleted and replaced by the following: 4.3 Selection of Interest Rate. A separate rate shall be assigned to each individual Advance (excluding Credits issued and not drawn upon, but including any Advance made to honor a draft presented under any Credit) based upon the Borrower's selection of Interest Rate at the time of funding each individual Advance, between the following:

               1. one percent (1%) less than Lender's Prime Rate (which rate of interest is referred to herein as the "Adjusted Prime Rate"), or
               2.   150 basis points (1.50%) in excess of LIBOR

               Selection of the Interest Rate by the Borrower shall result in the accrual of interest on the subject Advance (excluding Credits issued and not drawn upon) at the rate so selected for a period of thirty days, at the termination of which period all rates shall be calculated upon the basis of the Adjusted Prime Rate. By notice to Lender made at least 3 days prior to the end of any calendar month, Borrower may select the LIBOR based rate to apply to all or any portion of the outstanding Advances (not including any Credits issued and not drawn upon) then subject to the Adjusted Prime Rate for the following calendar month (not to extend the maturity date of the loan facility). Absent selection of interest rate by the Borrower as provided herein and notice thereof given to Lender, the interest rate shall be the Adjusted Prime Rate.

          e. Section 4.6.1 is amended by deleting "June 1, 1992" and replacing said date with "June 1, 1995".

          f. Section 4.8 is amended by deleting "$3,000,000.00" in the first sentence of the section and replacing said amount with $7,000,000.00".

          g. Section 4.11.1 is amended by deleting "May 1, 1995" and replacing said date with May 1, 1998.

          h.   Section 6.1 is amended by adding the following:

               6.1.6  Promptly after the sending or filing
               thereof, copies of all financial statements and reports which the Borrower sends to its stockholders, and copies of all regular, periodic, and special reports and all registration statements which the Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange.

          i.   Section 6.4.2 is amended by deleting
          "$70,000,000.00" and replacing said amount with "$100,000,000.00."

          j.   Section 8.2 is amended by adding the following:
          Borrower agrees not to sign a security agreement granting or constituting a security interest in any of its inventory or sign any financing statement giving notice of any of the foregoing nor grant, convey, or permit any lien, encumbrance on or pledge of its inventory.

          k. The term "Costs" as defined in section 2.1 is amended to read: "Costs" shall mean all the expenses required by section 6.9 to be paid by Borrower.

     2. Continuation of Terms. Except as amended and modified herein, the Agreement and the Loan Documents remain in full force and effect and enforceable according to their terms; and all Advances made by Lender and all other actions taken by Lender pursuant to the Agreement prior to the date hereof are approved, ratified and confirmed by Borrower. Borrower promises to pay the Revolving Credit Note according to its terms.

     3. Representations and Warranties of the Borrower. To induce Lender to enter into this Modification Agreement and to make the loans and extend the credit contemplated to be made pursuant to the Agreement as modified by this Modification Agreement, Borrower hereby makes the representations and warranties to Lender set forth in sections 3.1 through 3.15 of the Agreement (as the same have been and are modified and amended by this Modification Agreement), all of which representations and warranties are incorporated herein by reference and all of which shall survive the execution and delivery of this Modification Agreement.

     4. Terms. The term "Agreement" as used in the Agreement shall mean the Agreement as modified by this Modification
Agreement. The Agreement and the Loan Documents constitute the complete and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     5. Successors in Interest. This Modification Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns, transferee and grantees.

     6. Governing Law. The interpretation and performance of this Modification Agreement shall be governed in all respects in accordance with the laws of the State of Tennessee.

     7. Undefined Terms. All capitalized terms not defined herein shall have the same definitions as set forth in the Agreement.

     IN WITNESS WHEREOF, the parties hereunto have executed this Modification Agreement as of the day and year first above written.

                                   BORROWER:

                                   FRED'S, INC., a Tennessee
                                   Corporation

                                   By:
                                      Name:________________________

                                      Title:Chief Financial Officer


                                   LENDER:

                                   UNION PLANTERS NATIONAL BANK


                                   By:
                                      Name:________________________

                                      Title: Vice President